UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2018

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Lightstone Value Plus Real Estate Investment Trust V, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1,

Lakewood, New Jersey 08701

(Address of principal executive offices)

(Zip Code)

(732) 367-0129

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 3, 2018, Lightstone Value Plus Real Estate Investment Trust V, Inc. (the “Company”) filed a Current Report on Form 8-K to disclose the Company’s acquisition of the Axis at Westmont.

The Current Report on Form 8-K filed on December 3, 2018 was filed without the requisite financial information regarding the Axis at Westmont. Accordingly, we are filing this Amendment to the Current Report on Form 8-K to include such information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Real Estate Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Independent Auditor’s Report

Statement of Revenues and Certain Expenses for the Nine Months Ended September 30, 2018 and for the Year Ended December 31, 2017

Notes to Statements of Revenue and Certain Operating Expenses

(b)	Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Lightstone Value Plus Real Estate Investment Trust V, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2018

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2018 and for the Year Ended December 31, 2017

Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC.

Date: February 8, 2019	By:	/s/ Seth Molod
Seth Molod
Chief Financial Officer and Treasurer

PBH Stone Crest, LLC

d/b/a Axis at Westmont Apartments

Miami, Florida

FINANCIAL REPORT

September 30, 2018 and

December 31 2017

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INDEPENDENT AUDITOR'S REPORT

Lightstone Value Plus Real Estate Investment Trust V, Inc.

1985 Cedar Bridge Avenue

Lakewood, New Jersey 08701

Report on the Financial Statement

We have audited the accompanying statement of revenues and certain expenses of PBH Stone Crest, LLC, d/b/a Axis at Westmont Apartments (the Property) for the year ended December 31, 2017, and the related notes to the statement of revenues and certain expenses.

We have reviewed the accompanying interim statement of revenues and certain expenses for the nine months ended September 30, 2018.

Management’s Responsibility for the Financial Statement and Financial Information

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Management is responsible for the preparation and fair presentation of the interim financial information in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of interim financial information in accordance with accounting principles generally accepted in the United States of America.

Auditor’s Responsibility

Our responsibility is to express an opinion on the 2017 financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

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Opinion and Conclusion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses, described in Note 2, of the Property for the year ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.

Based on our review of the interim information presented for the nine month period ended September 30, 2018, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in compliance with the presentation described in Note 2.

Emphasis of Matter

We draw attention to Note 2 to the financial statements, which describes that the accompanying financial statements were prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and it is not intended to be a complete presentation of the Property’s revenues and certain expenses. Our opinion and conclusion are not modified with respect to that matter.

DENMAN & COMPANY, LLP

West Des Moines, Iowa

January 25, 2019

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Axis at Westmont Apartments

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the year ended December 31, 2017

and the nine months ended September 30, 2018 (Unaudited)

	Nine months ended September 30, 2018	Year ended December 31, 2017
	(Unaudited)
REVENUES
Rental revenue	$3,685,879	$4,696,966
Other income	633,722	788,793
Total revenues	4,319,601	5,485,759

CERTAIN EXPENSES
General and administrative	494,750	636,524
Repairs and maintenance	456,713	560,278
Utilities	444,626	549,963
Leasing and advertising	33,775	57,098
Real estate taxes and insurance	447,337	581,672
Total certain expenses	1,877,201	2,385,535

Revenues in excess of certain expenses	$2,442,400	$3,100,224

See Notes to Statements of Revenues and Certain Expenses.

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Axis at Westmont Apartments

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NOTE 1 ORGANIZATION AND DESCRIPTION OF BUSINESS

The accompanying statements of revenues and certain expenses include the operations of Axis at Westmont Apartments (the Property), which consists of a 400 unit multifamily community, located in Westmont, Illinois.

On November 27, 2018, Lightstone Value Plus Real Estate Investment Trust V, Inc. (Lightstone) entered into a purchase and sale agreement with PBH Stone Crest, LLC (the Seller) to acquire the Property for a purchase price of $59.25 million.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statement of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statement is not representative of the actual results of operations for the periods presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded. Such excluded items include depreciation, amortization, related party fees, management fees and non-recurring professional fees.

Interim Unaudited Information

The statement of revenues and expenses for the nine months ended September 30, 2018 is unaudited. In the opinion of Lightstone, such statement reflects all adjustments necessary for a fair statement of revenues and certain expenses in accordance with Rule 3-14 of Regulation S-X as described above. All such adjustments are of a normal recurring nature.

Use of Estimates

The preparation of a financial statement in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that in certain circumstances may affect the reporting and disclosure of revenues and certain expenses. Actual results could materially differ from those estimates.

Revenue Recognition

The Property’s residential operations consists of rental income earned from tenants under operating leases with lease terms typically ranging from thirty days to one year. The rental income is not reported on a straight-line basis as the leases are considered short term leases.

Other income is recognized when due and consists of charges billed to tenants for late fees, pet fees, garage fees, utility reimbursements, and amenities.

NOTE 3 SUBSEQUENT EVENTS

Lightstone has evaluated events and transactions for potential recognition or disclosure through January 25, 2019, the date the financial statement was available to be issued.

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LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On November 27, 2018, Lightstone Value Plus Real Estate Investment Trust V, Inc. (the “Company”), completed the acquisition of a 400-unit multifamily property located in Westmont, Illinois (the “Axis at Westmont”) from an unrelated third party, for an aggregate purchase price of approximately $59.3 million, excluding closing and other related transaction costs. In connection with the acquisition, the Company assumed approximately $37.6 million of debt and paid approximately $21.7 million of cash and the Company’s advisor received an acquisition fee equal to 1.75% of the contractual purchase price, approximately $1.0 million.

The Company determined this acquisition was an asset acquisition and allocated the total purchase price to the assets acquired based on relative fair value. Approximately $7.8 million was allocated to land and improvements, $52.1 million was allocated to building and improvements, and $0.5 million was allocated to in-place lease intangibles.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2018 is based on the Company’s historical consolidated balances as of September 30, 2018 and reflects the Company’s acquisition of the Axis Westmont as if it had occurred on September 30, 2018.  The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2018 and for the year ended December 31, 2017 is presented as if the Company’s acquisition of the Axis Westmont had been completed as of January 1, 2017.

The pro forma condensed consolidated balance sheet and statement of operations should be read in conjunction with the historical financial statements and notes thereto as filed in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018, our Annual Report on Form 10-K for the year ended December 31, 2017 and with financial information and notes thereto of the Axis Westmont filed herein.

The pro forma condensed consolidated balance sheet and statement of operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on September 30, 2018 or January 1, 2017, nor does it purport to represent our future operations.  In addition, the unaudited condensed consolidated pro forma financial information is based upon available information and upon assumptions and estimates, some of which are set forth in the notes to the unaudited pro forma condensed consolidated financial statements, which we believe are reasonable under the circumstances.

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LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2018

(Amounts in thousands)

	Lightstone Value Plus Real Estate Investment Trust V, Inc. and Subsidiaries(a)	Pro Forma Adjustments(b)	Pro Forma
ASSETS
Net investment property	$160,664	$59,882	$220,546
Investment in unconsolidated joint venture	10,944	-	10,944
Cash	52,368	(21,744)	30,624
Marketable securities, available for sale	14,888	-	14,888
Other assets	8,653	499	9,152

Total Assets	$247,517	$38,637	$286,154

LIABILITIES AND STOCKHOLDERS'/MEMBER'S EQUITY/(DEFICIT)
Notes payable, net	$116,166	$37,600	$153,766
Accounts payable, accrued and other liabilities	8,810	1,037	9,847

Total liabilities	124,976	38,637	163,613

Total Company stockholders' equity	121,365	-	121,365

Noncontrolling interests	1,176	-	1,176

Total Stockholders' Equity	122,541	-	122,541

Total Liabilities and Stockholders' Equity	$247,517	$38,637	$286,154

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

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LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

(Amounts in thousands, except per share data)

	Lightstone Value Plus Real Estate Investment Trust V, Inc. and Subsidiaries(c)	Axis at Westmont(d)	Pro Forma Adjustments		Pro Forma

Total revenues	$20,271	$4,319	$-		$24,590

Expenses:
Operating expenses	7,448	1,006	-		8,454
Interest expense, net	4,311	-	1,238	(e)	5,549
Real estate taxes	3,382	376	-		3,758
Property management fees	765	-	119	(f)	884
Asset management fees	1,177	-	317	(g)	1,494
General and administrative	2,800	495	-		3,295
Depreciation and amortization	7,184	-	1,687	(h)	8,871

Total expenses	27,067	1,877	3,361		32,305

Other income	532	-	-		532
(Loss)/income before gain on sale of real estate and income taxes	(6,264)	2,442	(3,361)		(7,183)

Gain on sale of real estate and other assets	619	-	-		619
Net (loss)/income	(5,645)	2,442	(3,361)		(6,564)

Less: net loss attributable to noncontrolling interest	250				250
Net loss applicable to Company's common shares	$(5,395)				$(6,314)

Net loss per Company's common shares, basic and diluted	$(0.22)				$(0.26)

Weighted average number of common shares outstanding, basic and diluted	24,407				24,407

The accompanying notes are an integral part of these pro forma unaudited condensed consolidated financial statements.

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LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

(Amounts in thousands, except per share data)

	Lightstone Value Plus Real Estate Investment Trust V, Inc. and Subsidiaries(c)	Axis at Westmont(d)	Pro Forma Adjustments		Pro Forma

Total revenues	$37,544	$5,486	$-		$43,030

Expenses:
Operating expenses	18,154	1,241	-		19,395
Interest expense, net	6,129	-	1,651	(e)	7,780
Real estate taxes	4,343	509	-		4,852
Impairment charge	4,132	-	-		4,132
Property management fees	1,258	-	151	(f)	1,409
Asset management fees	1,782	-	423	(g)	2,205
General and administrative	4,512	636	-		5,148
Depreciation and amortization	9,618	-	2,749	(h)	12,367

Total expenses	49,928	2,386	4,974		57,288

Other income	287	-	-		287
Income from investment in unconsolidated joint venture	17,931	-	-		17,931
Income/(loss) before gain on sale of real estate and income taxes	5,834	3,100	(4,974)		3,960

Gain on sale of real estate and other assets	21,605	-	-		21,605
Income tax benefit	1,604	-	-		1,604
Net income/(loss)	29,043	3,100	(4,974)		27,169

Less: net income attributable to noncontrolling interest	(4,485)				(4,485)
Net income applicable to Company's common shares	$24,558				$22,684

Net income per Company's common shares, basic and diluted	$0.98				$0.91

Weighted average number of common shares outstanding, basic and diluted	24,950				24,950

The accompanying notes are an integral part of these pro forma unaudited condensed consolidated financial statements.

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LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 (Dollars in thousands unless otherwise indicated)

1.	Basis of Pro Forma Presentation

The pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”).

The unaudited pro forma condensed consolidated financial statements of the Company and the Axis Westmont and have been prepared based on the historical balance sheet of the Company as of September 30, 2018 and the historical consolidated statement of operations for the Company and the statement of revenues and certain expenses for Axis Westmont, both for the nine months ended September 30, 2018 and the year ended December 31, 2017. Certain reclassifications have been made to the historical balances and operating results of the Axis Westmont to conform to the Company’s presentation.

The Company and the Axis Westmont employ accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management's opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of the Company and the Axis Westmont have been made.

The ongoing activity presented in these pro forma condensed consolidated financial statements represents the Company’s assets, liabilities, revenues and expenses that include ownership of the Axis Westmont. This pro forma financial information is presented for illustrative purposes only, and is not necessarily  indicative of the consolidated operating results and consolidated financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor are they necessarily indicative of the operating results and financial position that may occur in the future.

2.	Pro Forma Assumptions

Pro forma adjustments:

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared as if the acquisitions were completed on September 30, 2018 for balance sheet purposes and January 1, 2017 for statement of operations purposes and reflect the following pro forma adjustments:

a.	Reflects the Company’s historical balance sheet as of September 30, 2018.

b.	Reflects the purchase of the Axis at Westmont, as if it occurred on September 30, 2018. The adjustment includes recording the property at its relative fair value and approximately $1.1 million of acquisition and related costs as follows:

	Debit	Credit
Net investment property	$59,882	$-
Cash	-	21,744
Other assets	499	-
Notes payable, net	-	37,600
Accounts payable, accrued and other liabilities	-	1,037

	$60,381	$60,381

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LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST V, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 (Dollars in thousands unless otherwise indicated)

c.	Reflects the Company’s historical operations.

d.	Reflects the historical revenues and certain operating expenses of Axis at Westmont.

e.	Reflects the anticipated interest expense associated with the mortgage loan assumed in connection with the purchase of Axis at Westmont. The Loan, with a current balance of $37.6 million, bears interest at 4.39%.

f.	Reflects the property management fees associated with the current management of Axis at Westmont, for a fee of 2.75% of annual gross revenues, as defined in the property management agreement.

g.	Reflects the inclusion of a monthly asset management fee associated with Axis at Westmont, based on one-twelfth of 0.7% of the sum of the value of each asset.

h.	Reflects the depreciation and amortization of Axis at Westmont using the straight-line method over the estimated useful life of 25 years for buildings, 15 years for land improvements, 15 years for site improvements, and 1 year for in-place lease intangibles.

	For the Nine Months Ended September 30, 2018	For the Year Ended December 31, 2017

Depreciation expense	$1,687	$2,250
Amortization expense	$-	$499

Total	$1,687	$2,749

3.	Unaudited Pro Forma Earnings Per Share Data

The Company had no potentially dilutive securities outstanding during the periods presented. Accordingly, pro forma earnings per share is calculated by dividing net income attributable to the Company’s common shareholders by the weighted-average number of shares of common stock outstanding during the applicable period.

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